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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         April 5, 2001
                                                --------------------------------

                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                001-15891                 41-1724239
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(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)

  901 Marquette Avenue, Suite 2300, Minneapolis, Minnesota        55402-3265
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code       (612) 373-5300
                                                   -----------------------------

                                      None
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         (Former name and former address, if changed since last report.)






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Item 5.  Other Events.

         In December 2000, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, a registration statement on Form S-3 (File No. 333-52508), which was declared effective on January 29, 2001. On April 5, 2001, the Company completed the offering of $350,000,000 of its 7.75% Senior Notes due 2011 and $340,000,000 of its 8.625% Senior Notes due 2031. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.         Description
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1.1                 Underwriting Agreement, dated April 2, 2001, by and among
                    the Company and Banc of America Securities LLC, Salomon
                    Smith Barney, Inc., ABN AMRO Rothschild LLC, Deutsche Banc
                    Alex. Brown Inc., BNP Paribas Securities Corp., CIBC World
                    Markets Corp., Scotia Capital (USA) Inc. and Westdeutsche
                    Landesbank Girozentrale (Dusseldorf) as Representatives of the several underwriters listed on Schedule I thereto with respect to the issuance and sale of the common stock.

4.1 Second Supplemental Indenture, dated April 5, 2001, by and between NRG Energy, Inc. and The Bank of New York, a New York banking corporation, as Trustee with a form of Note set forth therein.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NRG Energy, Inc.
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                                                      (Registrant)
Date      April 10, 2001
                                               /s/ Leonard A. Bluhm
                                        ----------------------------------------
                                        Name:  Leonard A. Bluhm
                                        Title: Executive Vice President
                                               Chief Financial Officer



*Print name and title of the signing officer under this signature